Exhibit 10.2


THIS OPTION GRANTED HEREBY IS NONTRANSFERABLE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND THE SHARES UNDERLYING SUCH OPTION MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF NATURAL GAS SERVICES GROUP, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

         THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Agreement"), made effective as of the 24th day of August, 2005, is between Natural Gas Services Group, Inc., a Colorado corporation (the "Company"), and Stephen C. Taylor, an employee of the Company ("Employee").

         As an inducement material to entering into employment with the Company and in consideration of the mutual agreements and other matters set forth herein, the Company and Employee hereby agree as follows:

         1. Grant of Option. The Company hereby irrevocably grants to Employee a nonstatutory stock option (this "Option") to purchase all or any part of an aggregate of 45,000 shares of the common stock of the Company (the "Stock"), on the terms and conditions set forth herein. This Option is a nonstatutory stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $9.22 per share, which has been determined to be the Fair Market Value of the Stock at January 13, 2005, the date the Company employed the Employee. "Fair Market Value" of the Stock for purposes of this Agreement shall mean the closing price of the Stock as reported by the American Stock Exchange on the date the Fair MarketValue is to be determined.

         3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised by written notice to the Company at its principal executive office addressed to the attention of the Chairman of the Board of Directors of the Company at any time and from time to time after the expiration of six months and one day from the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than the percentage of the aggregate number of shares offered by this Option determined by the number of partial or full years from January 13, 2005, the date the Company employed the Employee, to the date of such exercise during which the Employee is employed by the Company, in accordance with the following schedule:




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

----------------------------------------- --------------------------------------
Date of Exercise                          Percentage of Shares That May
                                          be Purchased
----------------------------------------- --------------------------------------
Less than 1 year                          0%
----------------------------------------- --------------------------------------
1 year                                    33.333%
----------------------------------------- --------------------------------------
2 years                                   33.333%
----------------------------------------- --------------------------------------
3 years                                   33.334%
----------------------------------------- --------------------------------------

This Option shall not be exercisable in any event after the date (the "Expiration Date") that is ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) a combination of (a) and (b). No fraction of a share of Stock shall be issued by the Company upon exercise of this Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. This Option shall be exercised only for 100 shares of Stock or a multiple thereof or for the full number of shares of Stock for which the Option is then exercisable. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. Incapacitation of the Employee. If the Employee's employment with the Company is terminated as a result of the mental or physical incapacity or inability of the employee to perform his duties, this Option shall automatically fully vest on the date of such termination and shall, Subject to Section 3 hereof, be exercisable by the Employee, or personal representative of the Employee until the earlier of the date that is three months after the date of such termination or the Expiration Date. If the Employee, or the personal representative of the Employee, fails to exercise this Option within the time period specified in the preceding sentence, the Option shall automatically terminate.

         5. Retirement of Employee. If the Employee's employment with the Company terminates by reason of retirement of the Employee, this Option shall automatically fully vest on the date of such termination and shall, subject to
Section 3 hereof, be exercisable by the Employee until the earlier of the date that is three months after the date of such termination or the Expiration Date. If the Employee fails to exercise this Option within the time period specified in the preceding sentence, the Option shall automatically terminate.

         6. Death of the Employee. If the Employee dies during the Employee's employment by the Company or within three months after the Employee's termination of employment as a result of incapacitation (as described in Section 4 above) or retirement (as described in Section 5 above), this Option shall



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

fully vest on the date of the Employee's death, unless already fully vested, and shall, Subject to Section 3 hereof, be exercisable in full by the personal representative or administrator of the Employee's estate or by any person who acquired the right to exercise this Option by bequest or inheritance, but only within the period beginning on the date of his death and ending on the earlier of the one year anniversary of such date or the Expiration Date.

         7. Termination of Employment.If Employee's employment with the Company terminates for any reason other than those described in Sections 4, 5 or 6 above, unless Employee is terminated for "cause," this Option shall automatically fully vest on the date of such termination and shall be exercisable in full by the Employee until the earlier of the date that is three months after the date of such termination or the Expiration Date. For purposes of this Agreement, for "cause" shall mean by reason of any of the following: (a) the Employee's conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or any of its subsidiaries or affiliates (whether or not for personal gain) or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (b) malfeasance in the conduct of the Employee's duties, including, but not limited to, (i) willful and intentional misuse or diversion of any of the Company's or it subsidiaries' or affiliates' funds, (ii) embezzlement, or (iii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company or any of its subsidiaries or affiliates, (c) material failure to perform the duties of the Employee's employment or material failure to follow or comply with the reasonable and lawful written directives of the Board of Directors of the Company, provided, however, that the Employee shall have been informed, in writing, of such material failure and given a period of not more than 60 days to remedy same; or (d) a material breach by the Employee of the provisions of the written employment agreement then governing the Employee's employment. If the Employee's employment with the Company is terminated for cause, this Option shall be exercisable by Employee until the earlier of the date that is three months after the date of such termination or the Expiration Date, and then only as to the number of shares of Stock that Employee was entitled to purchase hereunder at the time of such termination.

         8. Fundamental Change. Upon the occurrence of a Fundamental Change, this Option shall automatically fully vest on the date that is immediately prior to the effective date of such change. For purposes hereof, a "Fundamental Change" shall occur: (a) with respect to the Company on the effective date of any dissolution, merger, consolidation, sale of all or substantially all of the Company's assets, recapitalization or any other type of transaction which results in 51% or more of the Company's common stock being changed into, or exchanged for, different securities of the Company, as applicable, or other securities or interests in other persons or entities, and (b) with respect to the Employee on the effective date of any material change in rank, position or responsibilities of the Employee or decrease in the base compensation of the Employee.

         9. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligations under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

         10. Tax Gross-Up Payment. If the exercise of this Option results in compensation to Employee taxed at the federal ordinary income tax rate (including any applicable FICA or other income-based taxes) then applicable to Employee, the Company shall pay a tax gross-up payment to Employee in an amount sufficient to place the Employee in the same after-tax position Employee would have been in had such compensation been taxed at the federal capital gains tax rate then applicable to Employee. All determinations required to be made in connection with the calculation and payment of the tax gross-up payment to Employee shall be made by the accounting firm that prepared the Company's corporate tax return for the year preceding the year in which the Employee exercises this Option. Any determinations made by such accounting firm shall be binding on the Employee and the Company; provided, however, if the Employee disagrees with the determinations made by the accounting firm, the Employee shall have the right to verify and appeal such determinations by delivering written notice thereof to the Board of Directors of the Company. Upon the Board of Director's receipt of such notice, the Board shall make the final decision as to the calculation and payment of the gross-up payment, which decision shall be binding on the Employee and the Company. If the Board of Directors does not receive the Employee's written notice of appeal on or before the date that is ten (10) days after the Company's delivery to the Employee of the determinations made by the accounting firm, the Employee shall be deemed to have accepted and agreed to the determinations made by the accounting firm.

         11. Status of Stock. Employee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The Company may, but is not obligated to, effect such a registration in the future. Until the shares of Stock acquirable upon the exercise of this Option have been registered for sale under the Act, the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. If an exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. In addition, Employee agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Board of Directors of the Company or its Compensation Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

         12. Nontransferability of Option. This Option may not be transferred by Employee otherwise than by will or the laws of descent and distribution. During Employee's lifetime, this Option will be exercisable only by Employee.

         13. Authority. This Option is granted by the Company pursuant to the Company's general corporate powers under Sections 7-103-102 and 7-106-205 of the Colorado Revised Statutes.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

Dated:  August 24, 2005.


                                   NATURAL GAS SERVICES GROUP, INC.


                                   By: /s/ Wallace C. Sparkman
                                      ------------------------------------------
                                      Wallace C. Sparkman, Chairman of the Board

AGREED TO:
THIS 24TH DAY OF AUGUST, 2005.

        /s/ Stephen C. Taylor
--------------------------------------------
Stephen C. Taylor


Address:

1200 Shirley Lane
Midland, Texas 79705


ACCEPTED AND APPROVED THIS
24TH DAY OF AUGUST, 2005.


By:      /s/ William F. Hughes, Jr.
   -----------------------------------------
         William F. Hughes, Jr.
         Chairman of Compensation Committee
















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